POWER SPECTRA, INC.

                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (the "Agreement") is made and entered into effective this 30th day of September, 1997 by and among POWER SPECTRA, INC., a California corporation (the "Company") and certain holders of the Company's securities, including the subscriber signing on the signature page hereof and all other subscribers executing similar forms of Registration Rights Agreements and/or persons for whose benefit this Agreement is being entered into as described elsewhere herein.

         NOW, THEREFORE, in consideration of the above recitals and the mutual promises contained herein, the parties do agree as follows:

1.       REGISTRATION UNDER THE SECURITIES ACT OF 1933

         1.1      Definitions.  For purposes of this Agreement:

                  (a) The term "Act" means the Securities Act of 1933, as amended.

                  (b) The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Act and the declaration or ordering of effectiveness of such registration statement.

                  (c) The term "Registrable Securities" means: (i) the Common Stock, no par value of the Company (the "Common Stock) sold in a non-registered placement, as more fully described in the Company's September 1997 Confidential Offering Memorandum, as amended or supplemented from time to time (the "Offering" and "Memorandum"); (ii) shares of Common Stock issuable upon exercise of warrants issued in connection with the Offering; and (iii) any Common Stock of the Company issued or issuable with respect to such shares of Common Stock upon any stock split, stock dividend, recapitalization, or similar event, or any Common Stock otherwise issued or issuable with respect to such Common Stock; provided, however, that such securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale;

                  (d) The term "Holder" means the person or entity holding Registrable Securities, who is also a party to this Agreement;

                  (e) Unless otherwise indicated, any other capitalized term used herein shall have the meaning set forth in the Memorandum.

         1.2 Registration of Registrable Securities. Within 60 days following the final closing of the offering, the Company shall use its reasonable efforts to file a registration under the Act of all of the Registrable Securities and to use its best efforts to effect the registration thereunder as promptly as possible thereafter. In the event the Registrable Securities have not been registered pursuant to an effective registration statement within 120 days of the final closing of the offering, the Company agrees to issue to the Holders additional shares of Common Stock in a dollar amount equal to 2% of the total financing proceeds from the Offering, at an effective price of $0.375, for each 30-day delay. The Company is obligated to effect only one registration pursuant to this Section 1.2 unless the Company fails to effect the registration of all Registrable Securities for which registration is required and have such registration declared or ordered effective. The foregoing notwithstanding, here can be no assurance that the registration statement, once filed by the Company, will be declared effective by the Securities and Exchange Commission (the "Commission").

         1.3      Company Registration.

                  (a) If the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders exercising their respective demand registration rights (other than pursuant to Section 1.2 hereof), other than a registration relating solely to employee benefit plans, or a registration relating to a corporate reorganization or other transaction under Rule 145, or a registration on any registration form that does not permit secondary sales, the Company will:

                           (i)  promptly  give to  each  Holder  written  notice
thereof; and

                           (ii)  use  its  best   efforts  to  include  in  such
registration (and any related qualification under blue sky laws or other compliance), except as section forth in Section 1.3(b) below, and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any Holder and received by the Company within ten days after the written notice from the Company described in clause
(i) above is mailed or delivered by the Company. Such written request may specify all or a part of the Holder's Registrable Securities.

                  (b) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 1.3(a)(i). In such event, the right of any Holder to registration pursuant to this Section 1.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

                  (c) Notwithstanding any other provision of this Section 1.3, if the representative of the underwriters advises the Company in writing that
marketing   factors  require

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


a limitation on the number of shares to be underwritten, the representative may (subject to the limitations set forth below) exclude all Registrable Securities from, or limit the number of Registrable Securities to be included in, the registration and underwriting. The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated first to the Company for securities being sold for its own account and thereafter as set forth in Section 1.3(d). If any person does not agree to the terms of any such underwriting, he shall be excluded therefrom by written notice from the Company or the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

         If shares are so withdrawn from the registration or if the number of shares of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors, the Company shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to allocated among the persons requesting additional inclusion in accordance with Section 1.3(d).

                  (d) If any circumstance in which all of the Registrable Securities and other shares of Common Stock of the Company (including shares of Common Stock issued or issuable upon conversion of shares of any currently unissued series of Preferred Stock of the Company) with registration rights (the "Other Shares") requested to be included in a registration on behalf of the holders or other selling shareholders cannot be so included as a result of limitations of the aggregate number of shares of Registrable Securities and Other Shares that may be so included, the number of shares of Registrable Securities and Other Shares that may be so included shall be allocated among the Holders and the other selling shareholders requesting inclusion of shares pro rata on the basis of the number of shares of Registrable Securities and Other Shares that would be held by such Holders and other selling shareholders, assuming conversion; provided, however, that such allocation shall not operate to reduce the aggregate number of Registrable Securities and Other Shares to be included in such registration, if any Holder or other selling shareholder does not request inclusion of the maximum number of shares of Registrable Securities and Other Shares allocated to him pursuant to the above-described procedure, the remaining portion of his allocation shall be reallocated among those requesting Holders and other selling shareholders whose allocations did not satisfy their requests pro rata on the basis of the number of shares of Registrable Securities and Other Shares that would be held by such Holders and other selling shareholders, assuming conversion, and this procedure shall be repeated until all of the shares of Registrable Securities and Other Shares that may be included in the registration on behalf of the Holders and other selling shareholders have been so allocated. The Company shall not limit the number of Registrable Securities to be included in a registration pursuant to this Agreement in order to include shares held by shareholders with no registration rights or any shares of stock issued to employees, officers, directors or consultants pursuant to the Company's stock options plans, in order to include such registration securities registered for the Company's own account.

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


         1.4 Obligations of the Company.  Whenever required under Section 1.2 or
1.3 to use its reasonable efforts to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                  (a) Prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its reasonable efforts to cause such registration statement to be declared or ordered effective;

                  (b) Prepare and file with the  Commission  such  amendments or supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to keep such registration statement effective for a period ending the earlier of (i) the completion of the distribution of the Registrable Securities included in the registration statement of (ii) one year from the effective date of such registration statement;

                  (c)  Furnish  to  the  Holder  such  numbers  of  copies  of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

                  (d) Use its reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and further provided that (anything in this Agreement to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by selling shareholders, then such expenses shall be payable to selling shareholders pro rata, to the extent required by such jurisdiction.

         1.5 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement as to any Holder that such Holder shall furnish to the Company such information regarding him or it, the Registrable Securities held by him or it, and the intended method of disposition of such securities as the Company shall reasonably request and as shall be requested or required by the SEC or otherwise in connection with the action to be taken by the Company.

         1.6 Expenses of Registration. All expenses incurred in connection with the registration, qualification or compliance pursuant to Sections 1.2 and 1.3 hereof (excluding underwriters' discounts and commissions), including, without limitation, all registration and qualification fees, printers' and accounting fees and fees and disbursements of counsel for the Company, shall be borne by the Company. The foregoing notwithstanding, to the extent any applicable state securities statutes or regulations require selling shareholders to bear the costs of registration of their securities, the Holders shall be responsible for such costs to the extent required by applicable state law.

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


         1.7 Delay of Registration. Notwithstanding any other provision of this Agreement, no Holder shall have any right to take any action to restrain, enjoin or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

         1.8 Indemnification. In the event any Registrable Securities are included in a registration statement under this Agreement:

                  (a) To the extent permitted by law, the Company will indemnify each Holder, each of its officers and directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Act or any rule or regulation promulgated under the Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers and directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or alleged omission, made in reliance upon and in conformity with written information furnished to the Company by such Holder, officer, director, partner, controlling person or underwriter and stated to be specifically for use therein.

                  (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its officers and directors, each underwriter of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriting within the meaning of Section 15 of the Act, and each other such Holder, each of its officers and directors and partners and each person controlling such Holder within the meaning of Section 15 of the Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to such registration, qualification or compliance, or any omission (or alleged omission) to state therein a

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


material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, partners, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or allege omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by any instrument duly executed by such Holder and stated to be specifically for use therein. Notwithstanding the foregoing, the liability of each Holder under this subsection (b) shall be limited in an amount equal to the initial public offering price of the shares sold by such Holder, unless such liability arises out of or is based on willful conduct by such Holder.

                  (c) Each party entitled to indemnification  under this Section
1.8 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense; and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement unless the failure to give such notice is materially prejudicial to an Indemnified Party's ability to defend such action; and provided further that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                  1.9 Proposed Transfers of Registrable Securities. The Holder of each certificate representing Registrable Securities by accepting those securities, agrees to comply in all respects with the following provisions:

                  (a) Prior to any proposed transfer of any Registrable Securities (other than under the circumstances described in Section 1.2 above), the Holder of those Registrable Securities shall give written notice to the Company of such Holder's intention to effect the transfer;

                  (b) Each such notice shall describe the manner and circumstances of the proposed transfer, shall be accompanied by such information as is necessary in order to establish that such transfer may be made without registration under the Act and except with respect to transactions not involving a change in beneficial ownership or transactions involving the distribution without consideration of Registrable Securities by any of the Holders to any of their partners, retired partners, or any estate of their partners or retired partners, or to any

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


affiliated venture capital partnership, or to any members of the immediate family of the Holders, shall also be accompanied by either (i) a written opinion of legal counsel who shall be reasonably satisfactory to the Company and its counsel stating that the proposed transfer of the Registrable Securities may be effected without registration under the Act and without qualification under the state securities or Blue Sky laws; or (ii) a "no action" letter from the Commission; or (iii) an appropriate registration statement with respect to such Registrable Securities filed by the Company with the Commission and declared effective by the Commission.

                  (c) Having satisfied Section 1.9(b), above, the Holder of such Registrable Securities shall be entitled to transfer the Registrable Securities in accordance with the terms of the notice delivered by the Holder to the Company.

                  (d) Each certificate evidencing the Registrable Securities transferred shall bear the appropriate restrictive legends as set forth on the Registrable Securities themselves prior to transfer. However, the Company shall remove such restrictive legend upon the request of the Holder if (i) the Company has received from or on behalf of the investor an opinion of counsel who is reasonably acceptable to the Company and its counsel to the effect that registration of any and all future transfers is not required; or (ii) an appropriate registration statement with respect to such Registrable Securities has been filed by the Company with the Commission and declared effected by the Commission.

                  1.10 Transfer of Registration Rights. The registration rights of the Holders under this Agreement may be transferred to any transferee who acquires Registrable Securities; provided, however, that such transfer of rights shall be effective only where the Company is given written notice by the Holder stating the name and address of the transferee and identifying the securities with respect to which the rights under this Agreement are being assigned.


2.       MISCELLANEOUS

         2.1 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto and no party shall be liable or bound to the other in any manner by any warrants, representations or covenants except as specifically set forth herein. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors, heirs, personal representatives, and permitted assigns of the parties hereto. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provide herein.

         2.2. Governing Law. This Agreement shall be governed by and construed under the laws of the State of California, without reference to conflicts of laws principles.

         2.3. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute and the same instrument.

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


         2.4. Titles and Subtitles; Gender. The titles of the paragraphs and subparagraphs of this Agreement are for convenience and are not to be considered in construing this Agreement. References to the masculine gender are for convenience and shall be deemed to include the feminine or neuter genders as the context may require.

         2.5. Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon delivery to the party to be notified in person or by courier service or five days after deposit with the United States mail, by registered or certified mail, postage prepaid, addressed (i) if to a Holder, to such Holder's address set forth in the securities records of the Company, or at such other address as such Holder shall have furnished to the Company in writing, or (ii) if to any other holder of any Registrable Securities, to such address as such holder shall have furnished the Company in writing, or until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such securities who has so furnished an address to the Company, then to and at the address of the last holder of such securities who has so furnished an address to the Company, or (iii) if to the Company, to its address set forth on the first page of this Agreement, to the attention of the Chief Financial Officer, or at such other address as the Company shall have furnished to the Holders.

         2.6. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be severed from this Agreement as if such provision were not included and the balance of this Agreement shall be enforceable in accordance with its terms, unless the effect of such severance is to change the economic benefits accruing hereunder to either party.

         2.7. Expenses. Each party hereto shall bear its own expenses in connection with the executive of this Agreement.

         2.8. Amendments and Waivers. Neither this Agreement nor any term hereof or thereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided, however, that the holders of a majority of the Registrable Securities may, with the Company's written consent, amend, waive, discharge or terminate any provision hereof on behalf of the holders of all Registrable Securities. In addition, the Company may waive performance of any obligation owing to it, as to some or all of the Holders of Registrable Securities, or agree to accept alternatives to such performance, without obtaining the consent of any Holder of Registrable Securities. In the event that any underwriting agreement is entered into between the Company and any Holder, and such underwriting agreement contains terms differing from this Agreement, as to any such Holder, the terms of such underwriting agreement shall govern. The Holders and their successors and assigns acknowledge that by the operation of this Section 2.8, hereof the Holders of a majority of the outstanding Registrable Securities, acting in conjunction with the Company, will have the right and power to diminish or eliminate any or all rights and/or increase the obligations pursuant to this Agreement.

         2.9. Attorneys' Fees. In the event of any action at law, suit in equity or arbitration proceeding in relation to this Agreement or the transactions contemplated hereby, the prevailing

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


party shall be entitled to a reasonable sum for attorneys' fees and litigation expenses, whether or not such action is prosecuted to judgment.

         2.10. Remedies. In the event of a dispute between the Company and any Holder (including any person who is added as a party to this Agreement in the future), such Holder shall be deemed to have irrevocably waived his right to bring suit to enjoin or otherwise prevent the Company or any other Holder from performing their obligations under this Agreement, including, but not limited to, the filing of a registration statement by the Company under Section 1.3 or
Section 1.4 hereof and payment of amounts under Section 1.8 hereof. This paragraph is not intended to prevent such a Holder for exercising any other rights or remedies to which he is otherwise entitled in the event of such a dispute.


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


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day indicated below.

         Date: September 30 1997                POWER SPECTRA, INC.



                                                By:  /s/ Edward J. Lamb
                                                     ---------------------------
                                                Its: Chief Financial Officer
                                                     ---------------------------
                                                HOLDER (non-individual):

                                                --------------------------------





                                                By:  /s/
                                                     ---------------------------
                                                Its:
                                                     ---------------------------


                                                HOLDER (individual)
                                                /s/
                                                --------------------------------



                                                (Joint Owner, if applicable)
                                                /s/
                                                --------------------------------


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